Exhibit 24.01


                                POWER OF ATTORNEY

         Each of the undersigned directors of Public Service Company of North Carolina, Incorporated (the "Company") hereby appoint W. B. Timmerman and K. B. Marsh, and each of them severally, his or her true and lawful attorney or attorneys, with power to act with or without the other, and with full power of substitution and re-substitution, to execute in his or her name, place and stead in his or her capacity as director of the Company and to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, a registration statement on Form S-3 and any and all amendments thereto with respect to the issuance and sale of up to $300,000,000 of such Company's medium-term notes.

Dated:   June 15, 2001
         Columbia, South Carolina


          s/B. L. Amick                                  s/D. M. Hagood
          B. L. Amick                                    D. M. Hagood
          Director                                       Director



         s/J. A. Bennett                                 s/W. H. Hipp
          J. A. Bennett                                  W. H. Hipp
          Director                                       Director


          s/W. B. Bookhart, Jr.                          s/L. M. Miller
          W. B. Bookhart, Jr.                            L. M. Miller
          Director                                       Director



          s/W. C. Burkhardt                               s/M. K. Sloan
          W. C. Burkhardt                                 M. K. Sloan
          Director                                        Director



          s/H. M. Chapman                                 s/H. C. Stowe
          H. M. Chapman                                   H. C. Stowe
          Director                                        Director



          s/E. T. Freeman                                 s/G. S. York
          E. T. Freeman                                   G. S. York
          Director                                        Director



          s/L. M. Gressette, Jr.                          s/C. E. Zeigler, Jr.
          L. M. Gressette, Jr.                            C. E. Zeigler, Jr.
          Director                                        Director